                                                                 EXHIBIT d(2)(c)


                              AMENDMENT NO. 2
                                     TO
                         FOREIGN COUNTRY SELECTION
            AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                            DELEGATION AGREEMENT


         This Amendment No. 2, dated as of December 14, 1998, amends the Foreign Country Selection and Mandatory Securities Depository
Responsibilities Delegation Agreement (the "Agreement"), dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof.

                            W I T N E S S E T H:

         WHEREAS, the parties to the Agreement desire to amend the Agreement to add AIM V.I. Global Growth and Income Fund and AIM V.I. Telecommunications Fund of AIM Variable Insurance Funds, Inc. as a party to the agreement;

         NOW, THEREFORE, the parties agree as follows;

         1. The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following:

                  "AIM V.I. Global Growth and Income Fund
                   AIM V.I. Telecommunications Fund"


         2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their respective officers on the date first written above.


                                                  A I M ADVISORS, INC.


Attest: /s/ NANCY L. MARTIN                     By: /s/ ROBERT H. GRAHAM
        -----------------------                     --------------------------
        Assistant Secretary                         President

(SEAL)

AIM ADVISOR FUNDS, INC.                         AIM SPECIAL OPPORTUNITIES FUNDS
AIM Advisor Flex Fund                           AIM Small Cap Opportunitites Fund
AIM Advisor International Value Fund
AIM Advisor Large Cap Value Fund                AIM SUMMIT FUND, INC.
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund                    AIM INTERNATIONAL FUNDS, INC.
                                                AIM Asian Growth Fund
AIM EQUITY FUNDS, INC.                          AIM Europena Development Fund
AIM Aggressive Growth Fund                      AIM Internaitonal Equity Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund
AIM Capital Development Fund                    AIM Global Growth Fund
AIM Charter Fund                                AIM Global Income Fund
AIM Constellation Fund
AIM Weingarten Fund                             AIM VARIABLE INSURANCE FUNDS, INC.
                                                AIM V.I. Aggressive Growth Fund
AIM FUNDS GROUP                                 AIM V.I. Balanced Fund
AIM Balanced Fund                               AIM V.I. Capital Appreciation Fund
AIM Global Utilities Fund                       AIM V.I. Capital Development Fund
AIM High Yield Fund                             AIM V.I. Diversified Income Fund
AIM Income Fund                                 AIM V.I. Global Growth and Income Fund
AIM Money Market Fund                           AIM V.I. Global Utilities Fund
AIM Select Growth Fund                          AIM V.I. Government Securities Fund
AIM Value Fund                                  AIM V.I. Growth Fund
                                                AIM V.I. Growth & Income Fund
AIM INVESTMENT SECURITIES FUNDS                 AIM V.I. High Yield Fund
AIM High Yield Fund II                          AIM V.I. International Equity Fund
                                                AIM V.I. Money Market Fund
                                                AIM V.I. Telecommunications Fund
                                                AIM V.I. Value Fund


Attest: /s/ NANCY L. MARTIN                     By: /s/ ROBERT H. GRAHAM
        -----------------------                     --------------------------
        Assistant Secretary                         President

(SEAL)